UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 11, 2014

Date of Report (Date of earliest event reported)

DIRECTV

 (Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-34554	26-4772533
(Commission File Number)	(IRS Employer Identification No.)

2260 East Imperial Highway
El Segundo, California	90245
(Address of principal executive offices)	(Zip Code)

(310) 964-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Indenture

On December 11, 2014, DIRECTV Holdings LLC (“Holdings”) and DIRECTV Financing Co., Inc. (“Finance Co.” and collectively with Holdings, the “Issuers”) completed their public offering of $1,200,000,000 aggregate principal amount of the Issuers’ 3.95% Senior Notes due 2025 (the “Notes”).  The Notes are governed by an Indenture, dated as of September 14, 2012 (the “Base Indenture”), among the Issuers, the Guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee, as supplemented by the first supplemental indenture, dated as of September 14, 2012 (the “First Supplemental Indenture”), as further supplemented by the second supplemental indenture, dated as of January 15, 2013 (the “Second Supplemental Indenture”), as further supplemented by the third supplemental indenture, dated as of May 20, 2013 (the “Third Supplemental Indenture,”), as further supplemented by the fourth supplemental indenture, dated as of November 20, 2013 (the “Fourth Supplemental Indenture”), the fifth supplemental indenture, dated as of March 20, 2014 (the “Fifth Supplemental Indenture”), and as further supplemented by the sixth supplemental indenture, dated as of December 11, 2014 (the “Sixth Supplemental Indenture” and together with the Fifth Supplemental Indenture, the Fourth Supplemental Indenture, the Third Supplemental Indenture, the Second Supplemental Indenture, the First Supplemental Indenture and the Base Indenture, the “Indenture”).

The Notes are unsecured senior obligations of the Issuers and rank equally in right of payment with all of the Issuers’ existing and future senior debt and rank senior in right of payment to all of the Issuers’ future subordinated debt, if any.  The Notes are guaranteed (the “Guarantees” and, together with the Notes, the “Securities”) by DIRECTV, Holdings’ parent, and all of Holdings’ material existing and certain of its future domestic subsidiaries (other than Financing Co., which is a co-issuer of the Notes) on a joint and several basis (the “Guarantors”).

Interest on the Notes will increase by 25 basis points (0.25% per annum) if the Agreement and Plan of Merger, which was included as Exhibit 2.1 to DIRECTV’s Current Report on Form 8-K filed on May 19, 2014, is terminated in accordance with its terms without the transactions contemplated thereunder having been consummated.

Among other things, the Indenture provides that the Notes are redeemable in whole or in part at the option of the Issuers at a redemption price equal to the greater of the principal amount of the Notes and a “make whole” price equal to the sum of the present values of the remaining scheduled payments of principal of and interest on the Notes to be redeemed (excluding accrued and unpaid interest to the redemption date and subject to the right of holders on the relevant record date to receive interest due on the relevant interest payment date) discounted from their scheduled date of payment to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the Treasury Rate plus 30 basis points, plus accrued and unpaid interest, if any, to the date of redemption. In addition, on or after October 15, 2024, the Issuers may redeem the Notes in whole or in part, at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of redemption.

The Indenture contains customary covenants, including restrictions on the ability of Holdings or any of its subsidiaries to create liens and on the ability of Holdings and certain Guarantors to consolidate, merge or convey or transfer substantially all of their assets.  The Indenture also contains customary events of default and provides that any Guarantor may be automatically released from its obligations under the terms specified in the Indenture.

The net proceeds from this offering were approximately $1,185 million, after expenses and underwriting commissions. We intend to use the net proceeds from this offering, together with cash on hand if necessary, to repurchase, redeem, repay at maturity or otherwise retire the Issuers’ 3.55% Senior Notes due 2015, which mature on March 15, 2015 ($1,200.0 million outstanding as of September 30, 2014). Interest accrues on the Notes from December 11, 2014 and interest will be paid semi-annually in cash in arrears on January 15 and July 15 of each year commencing on July 15, 2015.  The press release announcing the closing is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The Notes were offered and sold by the Issuers pursuant to a registration statement on Form S-3 (File No. 333-190407) (the “Registration Statement”).

The foregoing description of the Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture, which is filed as Exhibit 4.1 to DIRECTV’s Current Report on Form 8-K filed September 14, 2012, to the full text of the First Supplemental Indenture, which is filed as Exhibit 4.2 to DIRECTV’s Current Report on Form 8-K filed September 14, 2012, to the full text of the Second Supplemental Indenture, which is filed as Exhibit 4.1 to DIRECTV’s Current Report on Form 8-K filed January 15, 2013, the full text of the Third Supplemental Indenture, which is filed as Exhibit 4.1 to DIRECTV’s Current Report on Form 8-K filed May 20, 2013, to the full text of the Fourth Supplemental Indenture, which is filed as Exhibit 4.1 to DIRECTV’s Current Report on Form 8-K filed November 20, 2013, to the full text of the Fifth Supplemental Indenture, which is filed as Exhibit 4.1 to DIRECTV’s Current Report on Form 8-K filed March 20, 2014, and the full text of the Sixth Supplemental Indenture, which is filed as Exhibit 4.1 hereto.  Each of the foregoing documents is incorporated by reference herein.

In connection with the offering of the Notes, the Issuers are filing as Exhibit 5.1 hereto an opinion of counsel addressing the validity of the Securities.  Such opinion is incorporated by reference into the Registration Statement.

Item 2.03.  Creation of a Direct Financial Obligation.

The disclosure under Item 1.01 above under the heading “Indenture” of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are filed with this report:

Exhibit No.	Description
4.1

Sixth Supplemental Indenture, dated as of December 11, 2014, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Form of 3.95% Notes due 2025(included in Exhibit 4.1).
5.1	Opinion of Weil, Gotshal and Manges LLP.
99.1	Press Release, dated December 11, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECTV

By:	/s/ Larry D. Hunter
	Name:	Larry D. Hunter
	Title:	Executive Vice President and
General Counsel

Date: December 11, 2014

EXHIBIT INDEX

Exhibit No.	Description
4.1

Sixth Supplemental Indenture, dated as of December 11, 2014, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Form of 3.95% Notes due 2025 (included in Exhibit 4.1).
5.1	Opinion of Weil, Gotshal and Manges LLP.
99.1	Press Release, dated Decembe 11, 2014.